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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 23, 2005


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

            Delaware                     1-7823                43-1162835
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  (State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)              File Number)        Identification No.)

   One Busch Place,           St. Louis, Missouri                   63118
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 (Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: 314-577-2000
                                                          ------------


                                    NONE
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR  240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.        Other Events.

In December 2004, the Financial Accounting Standards Board (FASB) issued FAS 123R, "Shared-Based Payment," requiring recognition of compensation expense for employee stock options. Adoption of the new standard is mandatory by the third quarter 2005.

As previously reported, Anheuser-Busch had planned to early adopt FAS 123R in the first quarter 2005. The company had also planned to retrospectively apply the new standard to all prior period results in order to aid in comparability. The company had expected the impact of adoption on 2005 net income and earnings per share to approximate the impact previously disclosed for 2004.

Both the FASB and the Securities and Exchange Commission (SEC) have indicated that they plan to issue new, substantive implementation guidance on FAS 123R in the near future, which could significantly change stock option expense estimates for 2005. Anheuser-Busch has therefore decided to defer its adoption of FAS 123R until the required third quarter 2005 implementation date to assure that its accounting and reporting practices will reflect the final FASB and SEC guidance. The company will defer a decision on whether it will apply FAS 123R prospectively or retrospectively until after it has reviewed the final guidance from the FASB and SEC.




                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     ANHEUSER-BUSCH COMPANIES, INC.
                                     (Registrant)

                                     BY: /s/ John F. Kelly
                                        -------------------------------
                                        John F. Kelly
                                        Vice President and Controller

March 28, 2005
   (Date)